Acquisitions, Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2013
Disclosure Text Block Supplement [Abstract]
Mergers, Acquisitions and Dispositions Disclosures [Text Block]
NOTE 6 – Acquisitions, Goodwill and Intangible Assets

We account for an acquisition of a business, as defined in ASC Topic 805, as required by an analysis of the inputs, processes and outputs associated with the transactions. Intangible assets that we acquire are recognized separately if they arise from contractual or other legal rights or if they are separable and are recorded at fair value less accumulated amortization. We analyze intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable. We review the amortization method and period at least at each balance sheet date. The effects of any revision are recorded to operations when the change arises. We recognize impairment when the estimated undiscounted cash flow generated by those assets is less than the carrying amounts of such assets. The amount of impairment is the excess of the carrying amount over the fair value of such assets.

Goodwill is recorded as the excess of (i) the consideration transferred, the amount of any non-controlling interest in the acquiree and the acquisition date fair value of any previous equity interest in the acquired over the (ii) fair value of the net identifiable assets acquired. We do not amortize goodwill; however, we annually, or whenever there is an indication that goodwill may be impaired, evaluate qualitative factors to determine whether it is more likely than not that the fair value of the reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step quantitative goodwill impairment test. The Company measures the carrying amount of the asset against the estimated undiscounted future cash flows associated with it. Should the sum of the expected future net cash flows be less than the carrying value of the asset being evaluated, an impairment loss would be recognized. The impairment loss would be calculated as the amount by which the carrying value of the assets exceeds fair value. Our test of goodwill impairment includes assessing qualitative factors and the use of judgment in evaluating economic conditions, industry and market conditions, cost factors, and entity-specific events, as well as overall financial performance. Based on our analysis, no impairment loss was recorded in 2013 and 2012 as the carrying amount of the reporting unit’s assets did not exceed the estimated fair value determined. Any future increases in fair value would not result in an adjustment to the impairment loss that may be recorded in our consolidated financial statements.

Acquisition of Evergreen Recycling, Inc.

Effective January 1, 2013, the Company acquired Evergreen Recycling Co., Inc., an Indiana corporation ("Evergreen"), pursuant to an Asset Purchase Agreement, dated December 31, 2012 (the "Evergreen Agreement"), by and among the Company, Evergreen, Mr. Thomas Shiveley, the selling principal of Evergreen (the "Evergreen Selling Principal"), and GlyEco Acquisition Corp. #2, an Arizona corporation and wholly owned subsidiary of the Company (“Acquisition Sub #2”).

Evergreen operates a business located in Indianapolis, Indiana, relating to processing recyclable glycol streams, primarily used antifreeze, and selling glycol as remanufactured product.

Pursuant to the Evergreen Agreement, the Company (through Acquisition Sub #2) acquired the business and all of the glycol-related assets of Evergreen, free and clear of any liabilities or encumbrances, consisting of Evergreen's personal property (equipment, tools, machinery, furniture, supplies, materials, and other tangible personal property), inventory, intangible property, contractual rights, books and records, intellectual property, accounts receivable (excluding trade accounts receivable equal to or greater than 90 days), goodwill, and miscellaneous assets, in exchange for a $59,304 cash payment, 377,372 unregistered shares of the Company's common stock, valued at the then current fair market value of $1.57, determined by using the average closing price from the preceding five days up to the transaction closing date, and assumption of Evergreen's current payables totaling $10,010.

Transaction with Full Circle Manufacturing Group, Inc. – New Jersey Processing Center

On December 10, 2012, we entered into the following agreements allowing us to rent real property, and equipment and receive manufacturing, distribution and consulting services with the entities and sole owner, who is a member of our Board of Directors, as more fully described below.

Effective January 1, 2013, and beginning on February 1, 2013, GlyEco Acquisition Corp. #4, an Arizona corporation and wholly owned subsidiary of the Company (“Acquisition Sub #4”) commenced an operating Lease Agreement with NY Terminals II, LLC, a New Jersey limited liability company ("NY Terminals") and related party, whereby Acquisition Sub #4 agreed to lease certain real property owned by NY Terminals for a five-year term at a monthly rate of $30,000.

Effective January 1, 2013, and beginning on February 1, 2013, as a part of the same transaction, Acquisition Sub #4 commenced a capital Equipment Lease Agreement with Full Circle Manufacturing Group, Inc., a New Jersey corporation ("Full Circle"), a related party, whereby it agreed to lease Full Circle's equipment for $32,900 a month for a term of five years (refer to Note 8). The Company also commenced a Consulting Agreement with Joseph A. Ioia, the sole shareholder of Full Circle and sole member of NY Terminals ("Mr. Ioia"), in which the Company engaged Mr. Ioia, and agreed to compensate Mr. Ioia, to serve as a consultant for the Company.

Effective December 10, 2012, as more fully described in our annual report on Form 10-K for the year ended December 31, 2012, we executed a Manufacturing and Distribution Agreement (the “M&D Agreement”) with Full Circle and a consulting agreement with Mr. Ioia, whereby Full Circle, under the supervision of Mr. Ioia, operates Full Circle to process recyclable glycol streams and sell glycol as remanufactured product at our direction.   Under the M&D Agreement, Full Circle agreed to perform the manufacturing and distribution services relating to its glycol recycling business using the GlyEco Technology™, to exclusively produce remanufactured glycol for the sole benefit of us and to use the Intellectual Property (“IP”) sold to us by Mr. Ioia covering the worldwide right, title, and interest in Mr. Ioia’s exclusive glycol remanufacturing process.  We acquired the IP for consideration of $2,000,000 in cash and 3,000,000 unregistered shares of the Company’s common stock valued at $0.50 per share in 2012. Mr. Ioia became a director of the Company on January 15, 2013.

Interim Management Agreement with MMT Technologies, Inc.

Effective August 26, 2013, GlyEco Acquisition Corp. #3, an Arizona subsidiary and wholly owned corporation of the Company (“Acquisition Sub #3”) entered into an Interim Management Agreement with MMT Technologies, Inc., a Florida corporation (“MMT Technologies”), and Otho N. Fletcher, Jr., principal of MMT Technologies (the “MMT Principal”), pursuant to which Acquisition Sub #3 assumed control of the operations of MMT Technologies’ antifreeze recycling business in anticipation of the closing of the transaction contemplated by that certain Asset Purchase Agreement originally entered into on May 24, 2012, by and between the Company, Acquisition Sub #3, MMT Technologies, and the MMT Principal (the “MMT Agreement”).

Pursuant to the Interim Management Agreement, the Company (through Acquisition Sub #3) purchased two vehicles and assumed control of MMT Technologies’ business and all of the assets to be assigned to Acquisition Sub #3 pursuant to the MMT Agreement in exchange for $50,000 in cash, which will be deducted from the aggregate purchase price outlined in the MMT Agreement.

On March 21, 2014, the Company completed the MMT Acquisition, by acquiring all business and all assets in exchange for 204,750 shares of restricted common stock, par value $0.0001, of the Company valued at a current fair market value of $1.03 per share determined by using the average closing price from the preceding five days up to the transaction closing date.

Merger of GSS Automotive Recycling, Inc. with and into GlyEco Acquisition Corp. #7

Effective September 30, 2013, GSS Automotive Recycling, Inc., a Maryland corporation (“GSS Automotive Recycling”), merged with and into GlyEco Acquisition Corp. #7, an Arizona corporation and wholly owned subsidiary of the Company (“Acquisition Sub #7”), with Acquisition Sub #7 continuing as the surviving corporation and a wholly-owned subsidiary of the Company, pursuant to an Agreement and Plan of Merger, dated September 27, 2013 (the “GSS Agreement”), by and among the Company, Acquisition Sub #7, GSS Automotive Recycling, Joseph Getz, an individual (“Getz”), and John Stein, an individual (“Stein” and collectively with Getz, the “GSS Shareholders”).

Pursuant to the GSS Agreement, the Company (through Acquisition Sub #7) purchased all of the issued and outstanding shares of GSS Automotive Recycling’s common stock from the GSS Shareholders in exchange for $430,000 in cash and 455,000 unregistered shares of the Company’s Common Stock, valued at the then current fair market value of $1.12 per share determined by using the average closing price from the preceding five days up to the transaction closing date.

As a result of the merger, Acquisition Sub #7 has assumed operations and all of the assets of GSS Automotive Recycling’s business located in Landover, Maryland, relating to processing recyclable glycol streams, primarily used as antifreeze, and reselling glycol as remanufactured product. We are in the process of integrating their operations into ours.

The acquisition of GSS includes a contingent consideration arrangement that requires the provision of $1.00 credit to the GSS Shareholders towards the purchase of additional shares of the Company for each additional $1.00 of Gross Profits (as defined in the GSS Agreement) that Acquisition Sub #7 earns in excess of $72,000 through December 31, 2014. The range of the undiscounted amounts the Company could owe under this arrangement is estimated to be between $0 and $38,000. The fair value of the contingent consideration on the acquisition date of approximately $0 was estimated based on the present value of projected payments, which were based on projected gross profit through 2014. These calculations and projections are based on significant inputs not observable in the market, which ASC 820 refers to as Level 3 inputs. Key assumptions include a discount rate of 25 percent as well as an increasing level of revenues and expenses based on probability factors at the acquisition date.

At December 31, 2013, the Company evaluated the cash flow projections included in the contingent consideration and determined that there was no change in the fair value of the contingent consideration.

During 2013, the Company completed the Evergreen, Full Circle, MMT Technologies and GSS Automotive Recycling transactions (the “Transactions”) in order to expand our market within North America, obtain synergies and cost efficiencies among the Transactions and GlyEco, and where economically feasible, add our technological advances to already operating facilities. As a result of the Transactions, we expect to reduce costs through economies of scale. The goodwill of $619,819 arising from the Transactions consists largely of the synergies and economies of scale expected from combining the operations and expanding our market.

The following table summarizes the aggregate consideration paid during 2013 for the Transactions and resolution of previous contingent consideration, and the amounts of the assets acquired and liabilities assumed at the effective acquisition date:

Consideration:

Cash	$539,304

Equity instruments (635,810 common shares of the Company) issued	894,173

Assets acquired under capital lease	1,714,974

Equity instruments held in escrows (200,000 common shares of the Company)	224,000

Fair value of total consideration transferred	$3,372,451

Recognized amounts of identifiable assets acquired and liabilities assumed:

Financial assets (primarily accounts receivable)	$92,320

Inventory	24,234

Property, plant, and equipment	2,377,521

Identifiable intangible assets	356,500

Financial liabilities	(97,943)

Total identifiable net assets	2,752,632

Goodwill	619,819

$3,372,451

The Company has placed in escrow 200,000 shares to be released to the former owners upon the passage of one year as long as no undisclosed contingencies arise as more fully described in the documents. As of December 31, 2013, the amount recognized for the contingent consideration arrangement is included in the purchase price as we consider the possibility that the shares will not be released from escrow as remote. The fair value of the acquired identifiable intangible assets of $356,500 is provisional pending receipt of the final valuations for those assets.

The amounts of the Transactions’ revenue and earnings included in the Company's consolidated statement of operations for the year ended December 31, 2013, and the revenue and earnings of the combined entity had the acquisition date been done on January 1, 2012, are:

	Revenue	Earnings (Loss)

Actual from date of Transaction 12/31/2013	$3,057,071	$569,697

Pro forma (unaudited) supplemental information as if the Transactions had occurred at the beginning of the period is approximately, as shown below:

Supplemental (unaudited) pro forma for 1/1/2013 - 12/31/13	$6,420,000	$(3,420,000)

Supplemental (unaudited) pro forma for 1/1/2012 - 12/31/12	$5,200,000	$(1,275,000)

The 2013 and 2012 supplemental (unaudited) pro forma earnings were adjusted to exclude approximately $35,000 and $25,000, respectively, of acquisition-related costs incurred in 2013 and 2012

The components of intangible assets are as follows:

		Balance at		Balance at
	Estimated	December 31,	Current Year	December 31,	Accumulated
	Useful Life	2012	Additions	2013	Amortization	Net
Finite live intangible assets:
Customer list and trade name	5 years	$-	$24,500	$24,500	$1,810	$22,690

Non-compete agreements	5 years	-	332,000	332,000	41,500	290,500

Intellectual property	25 years	3,500,000	-	3,500,000	140,000	3,360,000

Total intangible assets		$3,500,000	$356,500	$3,856,500	$183,310	$3,673,190

Goodwill	Indefinite	$159,484	$619,819	$779,303	$-	$779,303

We compute amortization using the straight-line method over the estimated useful lives of the intangible assets. The Company has no indefinite-lived intangible assets other than goodwill. The tax deductibility of goodwill has yet to be determined, but the Company believes it will be able to deduct goodwill amortization for tax purposes.

No significant residual value is estimated for these intangible assets. Aggregate amortization expense included in general and administrative expenses for the years ended December 31, 2013 and 2012, totaled $183,310 and zero, respectively. The following table represents the total estimated amortization of intangible assets for the five succeeding years and thereafter:

For the Year Ending December 31,	Estimated Amortization Expense

2014	$209,380
2015	209,380
2016	209,380
2017	209,380
2018	166,355
Thereafter	2,669,315

$3,673,190